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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

NuLife Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-193220	46-3876675
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2618 San Miguel, Suite 203 Newport Beach, CA		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 973-0684

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On July 20, 2017, NuLife Sciences, Inc. (the “Company”) entered into that certain settlement agreement (the “Settlement”) with the Company’s sole director Sean Clarke in respect of $52,500 (the “Debt”) of outstanding debt on the books and records of the Company. Pursuant to the terms of the Settlement, the Company agreed to convert the Debt into 7,500 shares of Series A Convertible Preferred Stock of the Company’s Series A Preferred Stock (the “Preferred Stock”). The Settlement is attached as an exhibit hereto.

On August 14, 2017, the Company entered into that certain Note Purchase Agreement with Kingdom Building, Inc. ( the “Kingdom Purchase Agreement”) in connection with the issuance of a convertible promissory note (the “Kingdom Purchase Note”) in the principal amount of $65,000. The Kingdom Purchase Note is due on or before the 90th day anniversary of the issuance thereof (the “Maturity Date”). The Kingdom Purchase Note bears interest at the rate of 8% compounded monthly. The Kingdom Purchase Note, together with all interest as accrued, is convertible into shares of the Company’s common stock at .11 per share. The Kingdom Purchase Agreement and the Kingdom Purchase Note contain representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies. Copies of the Kingdom Purchase Agreement and Kingdom Purchase Note are included as an Exhibit hereto.

On August 23, 2017, the Company entered into that certain Note Purchase Agreement with Matthew Hayden (the “Hayden Purchase Agreement”) in connection with the issuance of a convertible promissory note (the “Hayden Purchase Note”) in the principal amount of $50,000. The Hayden Purchase Note is due on or before the 3rd anniversary of the issuance thereof (the “Maturity Date”). The Hayden Purchase Note bears interest at the rate of 8% compounded monthly. The Hayden Purchase Note, together with all interest as accrued, is convertible into shares of the Company’s common stock at .11 per share. The Hayden Purchase Agreement and the Hayden Purchase Note contains representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies. Copies of the Hayden Purchase Agreement and Hayden Purchase Note are included as an Exhibit hereto.

On September 12, 2017, the Company entered into a Securities Purchase Agreement (the “SPA”) with First Fire Global Opportunities Fund, LLC (the “Fund”) in connection with the issuance of a 10% discount convertible promissory note (the “Fund Note”) in the principal amount of $82,500. The Fund Note, which has a purchase price of $75,000, matures on September 1, 2018 (the “Maturity Date”), and bears interest at the rate of 5% per annum. The Fund Note inclusive of principal, interest and default interest may be prepaid prior to its Maturity Date (A) within 30 days of the date of issuance at 105%, (B) between 31 and 90 days from the date of issuance at 110%, (C) between 91 days and 120 days from the date of issuance at 115%, (D) between 121 days and 150 days from the date of issuance at 125% and (E) thereafter until 180th day at 129%. After 180 days, the Note may not be prepaid. The Fund Note, together with all interest as accrued thereon, is convertible into shares of the Company’s common stock at a price equal to (i) .65; or (ii) 65% multiplied by the lowest sales price of the Common Stock during the twenty-one (21) consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion. The SPA and the Fund Note contain representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2017 and August 23, 2017, the Company executed the Kingdom and Hayden Purchase Agreements and issued the Kingdom and Hayden Purchase Notes as described in Item 1.01 above. The Kingdom and Hayden Purchase Notes may be accelerated by the holders thereof in the event of default. In addition, the amounts due and payable under the Kingdom and Hayden Purchase Notes (and, consequently, the number of shares of common stock convertible thereunto) may be increased to 150% of the principal and interest amounts of the Kingdom and Hayden Purchase Note. The Kingdom and Hayden Purchase Notes are a direct financial obligation of the Company and are considered a current liability of the Company for accounting purposes.

On September 12, 2017, the Company executed the SPA and issued the Fund Note as described in Item 1.01 above. The Fund Note may be accelerated by the holder in the event of default and the rate of interest on the Note will increase to 15% per annum. In addition, the amount due and payable under the Note (and, consequently, the number of shares of common stock convertible thereunto) may be increased to 150% of the principal amount of the Note, plus default interest as accrued thereon, in the event of default. The Note is a direct financial obligation of the Company and is considered a current liability of the Company for accounting purposes.

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01 above, on July 20, 2017, the Company entered into the Settlement in respect to the Debt outstanding on the books and records of the Company and due and payable to the Company’s sole director Sean Clarke. Pursuant to the terms of the Settlement, the Company agreed to convert the Debt into the Preferred Stock.

As described in Item 1.01 above, on August 14, 2017 and August 23, 2017, the Company issued the Kingdom and Hayden Purchase Notes, convertible into equity securities of the Company as described in Item 1.01 above.

On September 12, 2017, the Company issued the Fund Note convertible into equity securities of the Company as described in Item 1.01 above.

In respect of the aforementioned securities issuances of the Company, the security holders are each an “accredited investor” as such term is defined by rules promulgated by the Securities and Exchange Commission (“SEC”). No solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of the convertible promissory notes pursuant to their respective agreements were exempt from registration with the SEC pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Convertible Promissory Note issued to Kingdom Building, Inc.;

4.2 Convertible Promissory Note issued to Matthew Hayden;

4.3 Convertible Promissory Note issued to First Fire Global Opportunities Fund, LLC;

10.1 Note Purchase Agreement between NuLife Sciences, Inc. and Kingdom Building, Inc.;

10.2 Note Purchase Agreement between NuLife Sciences, Inc. and Matthew Hayden;

10.3 Settlement Agreement between NuLife Sciences, Inc. and Sean Clarke;

10.4 Securities Purchase Agreement between NuLife Sciences, Inc. and First Fire Global Opportunities Fund, LLC;

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuLife Sciences, Inc.

Date: September 28, 2017
By: /s/ Fred Luke
Fred Luke, President